UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: June 17, 2014


                                THREE FORKS, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                    000-55033              45-4915308
------------------------------   ------------------ ----------------------------
 (State or other jurisdiction     (Commission File  (IRS Employer Identification
       of incorporation)               Number)                 Number)


               555 ELDORADO BLVD., SUITE 100, BROOMFIELD, CO 80021
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (303) 404-2160
            --------------------------------------------------------
               Registrant's telephone number, including area code

            --------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
--------------------------------------------------------------------------------

Effective June 17, 2014, Mr. Chuck Pollard, the President and Chief Operating Officer of Three Forks, Inc., ("the Company") resigned from his executive positions. He will remain a member of the Company's Board of Directors.

On June 17, 2014, Three Forks, Inc. appointed Mr. Terrence R. Manning, P.E. as the Company's President and Chief Operating Officer.

Mr. Manning, age 56, brings to Three Forks, Inc. more than 33 years of diversified oil and gas experience. He began his career with Amoco Canada and Amoco Production Company 1980), where he spent 16 years in asset exploitation, petroleum engineering and management. Subsequent assignments included professional technical consultant with Petroleum Analysis & Consulting (from 1998 to 2003), where he provided advisory services involving reservoir engineering, acquisitions and divestitures, and asset value optimization; Vice-President of asset transactions with Tristone Capital Advisors (2002-2006); General Manager of D&J Oil Company. (2006-2008) where he was responsible for all company operations including drilling and completions, reservoir engineering, reserve analysis and economic assessment; Asset Manager and Advisor to the CEO of Platinum Energy Resources (2008-2010) with direct responsibility for asset optimization - planning and execution, property and reserve valuation and implementation of capital projects; Senior Vice President and Senior Reservoir Engineer with BBVA Compass Bank (2010-2012); and Senior upstream technical advisor to numerous oil and gas industry clients.

Mr. Manning holds a Chemical  Engineering  Degree from the University of Calgary
(1980). He is a Professional Certified Engineer with the Association of Professional Engineers, Geologists and Geophysicists in Alberta, Canada, and a member of the Society of Petroleum Evaluation Engineers, the American Association of Petroleum Geologists, and the Society of Petroleum Engineers.

                            SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.
----------------------------------

PRESS RELEASE

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On June 17, 2014, the Company made a press release announcing the items specified in Section 5 above. The text of the press release is attached hereto as Exhibit 99.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

         (D) EXHIBITS. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

   EXHIBIT NO.                              DESCRIPTION
------------------      --------------------------------------------------------
       99               Press Release dated June 17, 2014

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                  THREE FORKS, INC.


                                  By:/s/ W. Edward Nichols
                                  ----------------------------------------------
                                     W. Edward Nichols,
                                     Chief Executive Officer


                                  Date: June 17, 2014




















                                      -2-